SEVERANCE PAY	12 Months Ended
Dec. 31, 2011
SEVERANCE PAY [Abstract]
SEVERANCE PAY
NOTE 3 - SEVERANCE PAY:

a.
Israeli labor laws and agreements require payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. The Company's severance pay liability to its employees, mainly based upon length of service and the latest monthly salary (one month's salary for each year worked), is reflected by a balance sheet accrual under "accrued severance pay and other". The Company records the liability as if it were payable at each balance sheet date on an undiscounted basis.

The liability is partly funded by purchase of insurance policies or pension funds and by deposit of funds in dedicated deposits. The amounts funded are included in the balance sheet under "-Severance pay fund". The policies are the Company's assets and under labor agreements, subject to certain limitations, they may be transferred to the ownership of the beneficiary employees. The amounts funded as of December 31, 2010 and 2011 are approximately $3,611,000 and $3,248,000, respectively.

According to substantially all of the Company's current employment agreements, the Company makes regular deposits with insurance companies in order to secure employees' rights upon retirement. Thus, in accordance with these agreements, the Company is fully relieved from any severance pay liability. The liability accrued in respect of these employees and the amounts funded, as of the agreement date, are not reflected in the balance sheets, since the amounts funded are not under the control and management of the Company.

The Company accounts for severance pay liability as contemplated by accounting guidance with respect to vested benefit obligations for defined benefit pension plans and, accordingly, records the obligation on an undiscounted basis as if it were payable at each balance sheet date.

b.
The net amounts of pension and severance pay expense were $1.1 million $1.3 million and $740,000 for the years ended December 31, 2009, 2010 and 2011, respectively. Payments of $900,000, $1.1 million and $980,000 in the years ended December 31, 2009, 2010 and 2011, respectively, were in respect of the insurance policies that were expensed but not reflected in the balance sheet as described above.

c.
The Company expects to contribute approximately $870,000 in 2012 to insurance companies and pension funds, in respect of its severance pay liabilities expected to be incurred relating to 2012 operations.

d.
The Company does not expect to pay material future benefits to its employees upon their normal retirement age in the years 2012 through 2016 since there are no material obligations not covered by on-going severance deposits.

The statement in item d above does not include amounts that might be paid to employees who cease working for the Company before their normal retirement age.